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                                                                      CLOSED END
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The Southern
Africa Fund

Annual Report
November 30, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder:

This report provides investment results and market commentary for The Southern Africa Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results

The following table provides investment results for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index (expressed in U.S. dollars), for the three-, six-, and 12-month periods ended November 30, 2000.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                    ----------------------------
                                                           Total Returns
                                                    ----------------------------
                                                       3         6         12
                                                     Months    Months    Months
--------------------------------------------------------------------------------

The Southern Africa Fund (NAV)                      -24.63%   -13.36%   -12.11%
--------------------------------------------------------------------------------
Johannesburg Stock Exchange (JSE)
All-Share Index (USD)                               -17.21%    -4.66%   -17.58%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30,2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The Index reflects no fees or expenses. The Index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

      Additional investment results appear on pages 4-6.

The Fund underperformed its benchmark during the three- and six-month periods ended November 30, 2000 due to its overweighted position in the technology, media and telecommunication sectors. These particular segments of the South African stock market have been hit hard and investors have become increasingly worried about this area's ability to finance itself going forward. As a result, this area has underperformed the local market by a considerable amount and, in our opinion, now offers a strong opportunity as global liquidity conditions improve with a loosening of monetary policy. The Fund did, however, outperform its benchmark for the 12-month period. Therefore, we have maintained our overweight position in this segment of the market in the belief that there is greater vulnerability to a slowdown in the core industrial and commodity segments of the equity market.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Commentary

Southern African equity markets have not been immune from the malaise that has gripped the world's financial system. Investors worldwide have become increasingly concerned about the prospect of a global growth slowdown and a hard landing in the United States. Not only does growth and confidence appear to be declining, but liquidity conditions have tightened considerably. It has proved far harder for companies and individuals to acquire credit during the period under review.

Gross domestic product (GDP) growth in South Africa remains sluggish despite the fact that the rise in commodity prices, a significant component of South Africa's GDP, has meant that investment in the area, as well as profitability, has improved substantially. Consumer confidence remains very low and the retail sector in particular has suffered as a result. At the same time, the decline in the South African rand against the U.S. dollar has meant that South African exports have become increasingly competitive. As a result, the external account balance has improved substantially over the course of the year. As a result of this and a prudent domestic fiscal and monetary policy, South Africa's financial condition remains strong and the foreign exchange reserve position at the Central Bank has improved significantly over the course of the year.

South Africa faces the prospect of a global slowdown in 2001 in a reasonably strong financial position. Although growth forecasts are likely to be further cut for the year, we do not anticipate a hard landing for the country's economy, particularly as domestic inflation appears to be increasingly under control.

Market Outlook

We believe there is considerable potential for multiple expansion in one of the world's lowest rated markets. At our current level of profit expectations, the South African market is trading at a prospective price/earnings multiple of below 10x for 2001. We do not feel that this adequately reflects the opportunities in the region and that prices are overly depressed as a result of poor communication from Africa. It is now evident that the leadership of the African National Congress (ANC) has become more sensitive to world opinion on issues such as land ownership and AIDS, both of which threaten the stability of the region. Mr. Thabo Mbeki, President of South Africa and of the ANC, made recent statements on these subjects, demonstrating a more pragmatic line than had previously been followed. It is to be hoped that South Africa will now be able to take some leadership in dragging the region out of conflict and poverty.

As a result, we continue to maintain the Fund in a broad, fully invested position with an emphasis on companies that we believe can deliver relatively strong long-term earnings growth.


--------------------------------------------------------------------------------
2 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]         Dave H. Williams

[PHOTO OMITTED]         Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 23 years of investment experience.

Thank you for your continued interest and investment in The Southern Africa Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94* TO 11/30/00

[The following table was depicted as a mountain chart in the printed material.]

                            <<PLOT POINTS TO COME>>

                                             11/30/00
                                             --------
The Southern Africa Fund (NAV):              $22,289

Johannesburg Stock Exchange All-Share Index: $12,283

This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94 to 11/30/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the JSE. When comparing the Southern Africa Fund to the index shown above, you should note that no charges or expenses are reflected in the performace of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Southern Africa Fund.

*     Closest month-end after Fund's inception date of 3/7/94.


--------------------------------------------------------------------------------
4 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

           The Southern Africa Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                                        Johannesburg
                          The Southern Africa          Stock Exchange
                               Fund (NAV)              All-Share Index
--------------------------------------------------------------------------------
      11/30/94*                   30.07%                    34.58%
      11/30/95                    27.89%                    19.01%
      11/30/96                     0.66%                   -10.49%
      11/30/97                    11.03%                   -10.86%
      11/30/98                   -19.70%                   -24.71%
      11/30/99                    43.15%                    20.14%
      11/30/00                   -12.11%                   -17.58%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the JSE. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The Fund's return for the period ended 11/30/94 is from the Fund's inception date of 3/7/94 through 11/30/94. The benchmark's return for the period ended 11/30/94 is from 2/28/94 through 11/30/94.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATE                PORTFOLIO STATISTICS
3/7/94                        Net Assets ($mil): $67.2

COUNTRY BREAKDOWN                         [PIE CHART OMITTED]
 86.4% South Africa
  5.4% Zimbabwe
  3.2% Botswana
  1.6% Mauritius
  0.9% Namibia
  0.8% Kenya
  0.7% Zambia
  0.7% United Kingdom
  0.3% United States

SECTOR BREAKDOWN                          [PIE CHART OMITTED]
 32.0% Basic Industry
 20.2% Finance
 14.8% Consumer Services
 11.3% Multi-Industry Companies
  7.4% Consumer Staples
  6.3% Utilities
  4.4% Technology
  2.8% Energy
  0.5% Consumer Manufacturing

  0.3% Short-Term

All data as of November 30, 2000. The Fund's country and sector breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


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6 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                Percent of
Company                                  U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Anglo American Plc.                       $ 7,413,308                11.0%
--------------------------------------------------------------------------------
Sasol Limited                               5,459,049                 8.1
--------------------------------------------------------------------------------
Nedcor, Ltd.                                3,957,536                 5.9
--------------------------------------------------------------------------------
M-Cell, Ltd.                                3,909,115                 5.8
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG           3,427,337                 5.1
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.        3,326,209                 5.0
--------------------------------------------------------------------------------
Old Mutual Plc                              3,208,466                 4.8
--------------------------------------------------------------------------------
Johnnic Holdings Limited                    3,105,353                 4.6
--------------------------------------------------------------------------------
Billiton Plc.                               3,071,922                 4.6
--------------------------------------------------------------------------------
Anglo American Platinum Corp.               2,784,527                 4.1
--------------------------------------------------------------------------------
                                          $39,662,822                59.0%


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-92.5%

Botswana-3.0%
Consumer Manufacturing-0.5%
Miscellaneous-0.5%
Sefalana Holding Company, Ltd. .............           350,000      $    332,878
                                                                    ------------

Consumer Staples-1.8%
Beverages-1.8%
Sechaba Breweries, Ltd. ....................         1,398,000         1,188,978
                                                                    ------------

Financial Services-0.7%
Insurance-0.7%
Botswana Insurance Holdings, Ltd. ..........           235,202           477,505
                                                                    ------------

Micellaneous-0.0%
Kys Investment, Ltd.........................            15,600             2,568
                                                                    ------------

Total Botswanan Securities
   (cost $1,869,385)........................                           2,001,929
                                                                    ------------

Kenya -0.7%
Consumer Staples-0.7%
Beverages-0.7%
East African Breweries, Ltd
   (cost $448,932)..........................           480,390           493,802
                                                                    ------------

Mauritius-1.5%
Consumer Services-0.8%
Restaurants & Lodging-0.8%
New Mauritius Hotels, Ltd. .................           167,358           216,918
Rogers and Company, Ltd. ...................            83,679           295,249
                                                                    ------------
                                                                         512,167
                                                                    ------------
Consumer Staples-0.3%
Beverages-0.3%
Mauritius Breweries, Ltd. ..................           102,122           191,191
                                                                    ------------

Financial Services-0.4%
Banking-0.4%
Mauritius Commercial Bank ..................           100,000           304,230
                                                                    ------------

Total Mauritian Securities
   (cost $1,154,737)........................                           1,007,588
                                                                    ------------

Namibia-0.9%
Basic Industry-0.3%
Mining & Metals-0.3%
Namibian Minerals Corp.(a)..................           130,000           199,063
                                                                    ------------


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8 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-0.6%
Beverages-0.6%
Namibia Breweries, Ltd. ....................         1,000,000      $    374,556
                                                                    ------------

Total Namibian Securities
   (cost $1,071,883)........................                             573,619
                                                                    ------------

South Africa-80.1%
Basic Industries-29.4%
Chemicals-8.1%
Sasol Limited. .............................           772,700         5,459,049
                                                                    ------------

Mining & Metals-21.3%
Anglo American Platinum Corp. ..............            69,100         2,784,527
Anglo American Plc. ........................           144,360         7,413,308
Billiton Plc. ..............................           945,700         3,071,922
ISCOR, Ltd..................................           784,558         1,028,513
                                                                    ------------
                                                                      14,298,270
                                                                    ------------
                                                                      19,757,319
                                                                    ------------
Consumer Services-9.0%
Broadcasting & Cable-3.2%
MIH Holdings, Ltd. .........................           860,192         2,122,011
                                                                    ------------

Printing & Publishing-2.3%
Nasionale Pers Beperk, N Shares.............           371,860         1,536,909
                                                                    ------------

Retail - General Merchandise-3.5%
Massmart Holdings, Ltd. ....................           438,200           577,286
New Clicks Holdings, Ltd. ..................             6,413             8,159
Pick `N Pay Stores, Ltd. ...................         1,255,707         1,792,129
                                                                    ------------
                                                                       2,377,574
                                                                    ------------
                                                                       6,036,494
                                                                    ------------
Consumer Staples-1.8%
Tobacco-1.8%
Remgro, Ltd.................................           213,000         1,213,213
                                                                    ------------

Energy- 2.6%
Oil Services-2.6%
Energy Africa, Ltd..........................           612,260         1,755,528
                                                                    ------------

Finance-17.6%
Banking-10.8%
Nedcor, Ltd. ...............................           195,167         3,957,536
Standard Bank Investment Corp., Ltd. .......           966,348         3,326,209
                                                                    ------------
                                                                       7,283,745
                                                                    ------------


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Insurance-6.8%
Alexander Forbes, Ltd. .....................           652,119      $  1,334,980
Old Mutual Plc.. ...........................         1,501,000         3,208,466
                                                                    ------------
                                                                       4,543,446
                                                                    ------------
Miscellaneous-0.0%
BOE Corp. ..................................           261,600               338
                                                                    ------------
                                                                      11,827,529
                                                                    ------------
Multi-Industry-10.4%
Compagnie Financiere Richemont AG...........           124,700         3,427,337
Johnnic Holdings Limited. ..................           394,798         3,105,353
Venfin, Ltd.................................           213,000           473,181
                                                                    ------------
                                                                       7,005,871
                                                                    ------------
Technology-3.5%
Computer Software-3.5%
Dimension Data Holdings, Ltd. ..............           340,584         2,313,816
                                                                    ------------

Utility-5.8%
Telephone Utility-5.8%
M-Cell, Ltd. ...............................         1,513,316         3,909,115
                                                                    ------------

Total South African Securities
   (cost $53,967,075).......................                          53,818,885
                                                                    ------------

United Kingdom-0.6%
Technology- 0.6%
Internet-0.6%
African Lakes Corp(a)
   (cost $820,453)..........................           900,968           415,094
                                                                    ------------

Zambia-0.7%
Consumer Staples-0.7%
Beverages-0.1%
National Breweries Plc......................         2,000,000            69,047
                                                                    ------------

Food-0.1%
Zambia Sugar Co., Ltd. .....................        30,720,000            73,143
                                                                    ------------

Tobacco-0.5%
Rothmans of Pall Mall - (Zambia) Berhad.....        16,079,032           325,409
                                                                    ------------

Total Zambian Securities
   (cost $1,162,450) .......................                             467,599
                                                                    ------------

Zimbabwe-5.0%
Consumer Services-4.0%
Broadcasting & Cable-4.0%
Econet Wireless Holdings....................        13,500,000         2,671,071
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-1.0%
Beverages-1.0%
Delta Corp., Ltd. ..........................         4,015,139      $    665,366
                                                                    ------------

Total Zimbabwean Securities
   (cost $2,044,300)........................                           3,336,437
                                                                    ------------

Total Common Stocks
   (cost $62,539,215).......................                          62,114,953
                                                                    ------------

SHORT-TERM INVESTMENT-0.3%
Time Deposit-0.3%
Brown Brothers Harriman & Co.
   6.47%, 12/01/00
   (cost $200,000)..........................              $200           200,000
                                                                    ------------

Total Investments-92.8%
   (cost $62,739,215).......................                          62,314,953
Other assets less liabilities-7.2%..........                           4,865,666
                                                                    ------------

Net Assets-100%.............................                        $ 67,180,619
                                                                    ============

(a)   Non-income producing security.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $62,739,215) .......     $ 62,314,953
Cash, at value (cost $5,312,274) .............................        5,216,241
Dividends and interest receivable ............................          203,603
Prepaid expenses and other assets ............................            1,602
                                                                   ------------
Total assets .................................................       67,736,399
Liabilities
Advisory fee payable .........................................          162,794
Tender fees payable ..........................................          123,351
Audit and legal fees payable .................................           80,000
Custodian fee payable ........................................           64,000
Sub-advisory fee payable .....................................           54,265
Administrative fee payable ...................................           12,344
Accrued expenses .............................................           59,026
                                                                   ------------
Total liabilities ............................................          555,780
                                                                   ------------
Net assets ...................................................     $ 67,180,619
                                                                   ============
Composition of Net Assets:
Common stock, at par .........................................     $     45,654
Additional paid-in capital ...................................       61,245,257
Undistributed net investment income ..........................          759,638
Accumulated net realized gains on investments and
   foreign currency transactions .............................        5,669,806
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............         (539,736)
                                                                   ------------
                                                                   $ 67,180,619
                                                                   ============
Net Asset Value Per Share
   (based on 4,565,396 shares outstanding) ...................           $14.72
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SOUTHERN AFRICA FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $38,838) .....................     $  2,090,695
Interest ....................................          120,716     $  2,211,411
                                                  ------------
Expenses
Management fee ..............................          709,423
Sub-advisory fee ............................          237,711
Custodian ...................................          219,390
Administrative fee ..........................          175,048
Directors' fees and expenses ................          142,494
Audit and legal .............................          113,321
Registration ................................           30,738
Printing ....................................           19,164
Transfer agency .............................           14,871
Miscellaneous ...............................           26,099
                                                  ------------
Total expenses ..............................                         1,688,259
                                                                   ------------
Net investment income .......................                           523,152
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions .............................                         9,454,696
Net realized gain on foreign currency
   transactions .............................                           563,470
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (19,657,409)
   Foreign currency denominated
     assets and liabilities .................                           (97,922)
                                                                   ------------
Net loss on investments and foreign
   currency transactions ....................                        (9,737,165)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..........................                      $ (9,214,013)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended      Year Ended
                                                   November 30,    November 30,
                                                       2000            1999
                                                   ============    ============

Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $    523,152    $    421,926
Net realized gain (loss) on investments
   and foreign currency transactions ...........     10,018,166      (3,659,032)
Net change in unrealized
   appreciation (depreciation) of
   investments and foreign currency
   denominated assets and liabilities ..........    (19,755,331)     30,349,680
                                                   ------------    ------------
Net increase (decrease) in net assets
   from operations .............................     (9,214,013)     27,112,574
Dividends and Distributions to
Shareholders from:
Net investment income ..........................       (235,479)       (310,672)
Distributions in excess of net realized gains ..             -0-     (1,828,878)
Tax return of capital ..........................             -0-       (161,170)
Common Stock Transactions
Tender offer (resulting in the redemption of
   240,284 and 1,201,420 shares of its
   common stock, respectively) .................     (3,986,311)    (17,180,306)
Tender offer costs .............................       (142,976)       (149,637)
                                                   ------------    ------------
Total increase (decrease) ......................    (13,578,779)      7,481,911
Net Assets:
Beginning of period ............................     80,759,398      73,277,487
                                                   ------------    ------------
End of period (including undistributed
   net investment income of $759,638
   for November 30, 2000) ......................   $ 67,180,619    $ 80,759,398
                                                   ============    ============

See notes to financial statements.


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14 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gains. This reclassification had no effect on net assets.

NOTE B

Management, Sub-Advisory and Administrative Fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.


--------------------------------------------------------------------------------
16 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the new terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or
(ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AFS $395 during the year ended November 30, 2000.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $39,167,113 and $47,594,724, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was $63,295,799. Accordingly, gross unrealized appreciation of investments was $7,048,721 and gross unrealized depreciation of investments was $8,029,566 resulting in net unrealized depreciation of $980,845 (excluding foreign currency transactions).

During the current fiscal year, the Fund utilized a capital loss carryforward of $3,376,645.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At November 30, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized. On May 31, 2000, the Fund purchased and retired 240,284 shares of its outstanding common stock for $16.59 per share pursuant to a tender offer. The Fund incurred tender costs of $142,976, which were charged to additional paid-in-capital. At November 30, 2000, 4,565,396 shares of common stock were outstanding.

NOTE E

Concentration of Risk

Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


--------------------------------------------------------------------------------
18 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                      Year Ended November 30,
                                 ---------------------------------------------------------------
                                    2000           1999           1998         1997         1996
                                 ---------------------------------------------------------------
Net asset value,
  beginning of period ........   $ 16.80       $  12.20       $  19.01     $  20.08     $  21.49
                                 ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income ........       .11(a)         .08(a)         .16          .41          .39
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............     (2.14)          4.90          (3.96)        1.10         (.30)
                                 ----------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations .................     (2.03)          4.98          (3.80)        1.51          .09
                                 ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........      (.05)          (.05)          (.15)        (.34)        (.59)
Distributions in excess of
  net investment income ......        -0-            -0-          (.27)          -0-          -0-
Distribution from net realized
  gains on investments
  and foreign currency
  transactions ...............        -0-            -0-         (2.59)       (2.24)        (.91)
Distribution in excess of
  net realized gains on
  investments and foreign
  currency transactions ......        -0-          (.30)            -0-          -0-          -0-
Tax return of capital ........        -0-          (.03)            -0-          -0-          -0-
                                 ----------------------------------------------------------------
Total dividends and
  distributions ..............      (.05)          (.38)         (3.01)       (2.58)       (1.50)
                                 ----------------------------------------------------------------
Net asset value,
  end of period ..............   $ 14.72       $  16.80       $  12.20     $  19.01     $  20.08
                                 ===============================================================
Market value, end of period ..   $ 11.25       $13.3125       $10.0625     $ 15.375     $  16.50
                                 ===============================================================
Total Return
Total investment return
  based on:(b)
Market value .................    (15.24)%        37.53%        (18.11)%       9.28%        6.12%
Net asset value ..............    (12.11)%        43.15%        (19.70)%      11.03%         .66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $67,181       $ 80,759       $ 73,277     $114,182     $120,612
Ratio of expenses to
  average net assets .........      1.93%          2.39%          2.10%        2.05%        2.04%
Ratio of net investment
  income to average
  net assets .................       .60%           .57%           .95%        2.00%        1.87%
Portfolio turnover rate ......        47%            55%            86%          46%          62%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
20 o THE SOUTHERN AFRICA FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Ernst & Young LLP

New York, New York
January 17, 2001

TAX INFORMATION (UNAUDITED)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2000 is $38,838. The foreign source of income for information reporting purposes is $1,938,481.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value of 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transactions in the account, including information needed by shareholders for tax records. Share in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open


--------------------------------------------------------------------------------
22 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that change are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.


--------------------------------------------------------------------------------
24 o THE SOUTHERN AFRICA FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
T.N. Chapman(1)
Prof. Dennis Davis(1)
David D.T. Hatendl(1)
Dr. Willem de Klerk(1)
Wendy N. Luhabe
Ronnie Masson
Sam N. Montsi(1)
Johannes C. Van Reenen
Frank Savage
Gloria T. Serobe
Dr. Reba W. Williams
Peter G.A. Wrighton(1)

Officers

Norman S. Bergel, Senior Vice President
Mark H. Breedon, Senior Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-8095

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o THE SOUTHERN AFRICA FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800)-432-8224.


--------------------------------------------------------------------------------
28 o THE SOUTHERN AFRICA FUND

The Southern Africa Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR1100